UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

April 23, 2012

SOUTHERN USA RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	333-143352	20-8901634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Bayport One Suite 455 8025 Black Horse Pike West Atlantic City, New Jersey 08232
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (609) 241-6027

Atlantic Green Power Holding Company
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5 – Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 23, 2012, Atlantic Green Power Holding Company (the “Company”) effectuated a 1,000-to-1  reverse stock split with respect to its outstanding shares of common stock, par value $.000001 per share (the “Reverse Stock Split”), and amended and restated its certificate of incorporation to (i) change its corporate name to “Southern USA Resources Inc.,”  (ii) change the number of authorized shares of capital stock to 270,000,000, consisting of 250,000,000 shares of common stock and 20,000,000 shares of preferred stock, and (iii) provide that the par value per share, the amount of stated capital of the Company and the amount of paid-in surplus of the Company will not be increased or decreased due to the Reverse Stock Split.  Prior to the Reverse Stock Split, there were 43,527,248 shares of the Company’s common stock outstanding, and after the Reverse Stock Split, there were 43,528 shares of the Company’s common stock outstanding.

Now that the Reverse Stock Split has been effectuated, the Company will move forward with the distribution of all of the outstanding shares of common stock of Atlantic Green Power Corporation, the Company’s wholly-owned subsidiary, to the Company’s stockholders (the “Distribution”) and plans to move forward with the closing of the Southern Real Estate Sales Contract between the Company and John Hancock Life Insurance Company (U.S.A.) and the Real Estate Sales Contract between the Company and David E. Riley, pursuant to which the Company will acquire certain real property located in the state of Alabama.  The Company will file a current report on Form 8-K with the Securities and Exchange Commission announcing the record date for the Distribution after the Company’s board of directors establishes same and the Company satisfies all required notifications to regulatory authorities for the Distribution.

The Company’s Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

 (d)     Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN USA RESOURCES INC.
(Registrant)

By:	/s/ Robert Demos, Jr.
Robert Demos, Jr.
President and Chief Executive Officer

Date:  April 23, 2012

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Atlantic Green Power Holding Company